UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2006

NEW PLAN EXCEL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12244	33-0160389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

420 Lexington Avenue, 7th Floor
New York, New York		10170
(Address of principal executive offices)		(Zip Code)

(212) 869-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

New Plan Excel Realty Trust, Inc. (the “Company”) is revising its historical financial statements in connection with its application of Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”) to certain transactions.  During the six months ended June 30, 2006, the Company sold certain properties and classified others as held for sale.  In compliance with SFAS No. 144, the Company has reported revenues, expenses and gain on sale from these properties as income from discontinued operations for each period presented in its quarterly report filed since the date of the sales (including the comparable period of the prior year).  The Company is reclassifying the reported revenue and expenses from these properties as income from discontinued operations in the Company’s previously issued annual financial statements for each of the three years presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 Form 10-K”).

These reclassifications of discontinued operations have no effect on the Company’s reported net income available to common shareholders or funds from operations as reported in prior SEC filings.  Instead, they present the revenues and expenses relating to properties sold or held for sale as a single line item titled “discontinued operations,” rather than presenting the revenues and expenses along with the Company’s other results of operations.

This Current Report on Form 8-K updates the information that was contained in Items 6, 7 and 8 of the Company’s 2005 Form 10-K solely to reflect the properties that were sold or classified as held for sale during the six months ended June 30, 2006 as discontinued operations. All other items of the 2005 Form 10-K remain unchanged. No attempt has been made to update matters in the 2005 Form 10-K except to the extent expressly provided above.

For the Company’s most recent information concerning its financial condition and results of operations (through the second quarter of 2006), please see the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, which is on file with the Securities and Exchange Commission.

Item 9.01.              Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Selected Financial Data
99.2	Financial Statements (including Management’s Discussion and Analysis of Financial Condition and Results of Operations)
99.3	Ratio of Earnings to Fixed Charges Ratio of Earnings to Fixed Charges and Preferred Stock Dividends

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: September 12, 2006	By:	/s/ Steven F. Siegel
Steven F. Siegel
Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Selected Financial Data
99.2	Financial Statements (including Management’s Discussion and Analysis of Financial Condition and Results of Operations)
99.3	Ratio of Earnings to Fixed Charges Ratio of Earnings to Fixed Charges and Preferred Stock Dividends